UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

(Exact name of Company as specified in charter)

Nevada	002-95836	13-3250816
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

No. 1 Huaihe West Road, E-T-D-Zone,
Dalian, People’s Republic of China    116600

(Address of principal executive offices)   (Zip Code)

Company's telephone number, including area code: 011 86 411-82595139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐         Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01.            Changes in Company’s Certifying Accountant.

On July 7, 2011, China Industrial Waste Management, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) reporting the dismissal of Jewett, Schwartz, Wolfe & Associates (“JSW”) as the Company’s independent registered public accounting firm and the engagement of UHY, LLP as its new independent registered public accounting firm.

This amendment to the Form 8-K (this “Amendment”) is being filed to include a letter from JSW that the Company received on July 15, 2011, addressed to the Securities and Exchange Commission, stating that JSW agrees with the statements made in the Form 8-K regarding their firm.

Except as described above, no other changes have been made to the Form 8-K and this Amendment does not modify or update any other information in the Form 8-K. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the filing of the Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

16.1      Letter from Jewett, Schwartz, Wolfe & Associates dated July 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By:	/s/ Jinqing Dong
Name:	Jinqing Dong
Title:	Chairman and Chief Executive Officer